                                OPTION AGREEMENT

                                    BETWEEN

                            BAYONNE INDUSTRIES, INC.

                                      AND

                          COGEN TECHNOLOGIES NJ, INC.

                                  May 22, 1986

                               TABLE OF CONTENTS
                               -----------------

                                                                      PAGE
                                                                      ----
ARTICLE 1
DEFINITIONS.......................................................      2

ARTICLE 2
OPTIONS TO PURCHASE AND SELL......................................      5

    2.1 Option to Purchase........................................      6

        A. Grant of option to Purchase; Consideration
           for Option.............................................      6

        B. Purchase Price of Steam Producing Facilities...........      6

        C. Exercise of Option.....................................      7

    2.2 Option to Sell............................................      7

        A. Grant of Option to Sell; Consideration
           for Option.............................................      7

        B. Sale Price of Steam Producing Facilities...............      8

        C. Exercise of Option.....................................      8

    2.3 Closing of Sale...........................................      8

    2.4 Title to Steam Producing Facilities;
        Condition Thereof.........................................      9

    2.5 Assurances of Cogen.......................................     10

    2.6 Determination of Fair Market Value........................     10

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF BI..............................     11

    3.1 Organization and Good Standing............................     11

    3.2 Authority.................................................     11

    3.3 No Violation of Other Agreements .........................     12

                               TABLE OF CONTENTS
                               -----------------

                                                                      PAGE
                                                                      ----
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF COGEN ..........................     12

     4.1 Organization and Good Standing ..........................     12

     4.2 Authority ...............................................     12

     4.3 No Violation of Other Agreements ........................     13

ARTICLE 5
SUCCESSORS AND ASSIGNS ...........................................     13

ARTICLE 6
MISCELLANEOUS.....................................................     14

     6.1 Notice...................................................     14

     6.2 Amendments...............................................     15

     6.3 Choice of Law............................................     16

     6.4 Other Agreements.........................................     16

     6.5 Captions.................................................     16

                               OPTION AGREEMENT
                               ----------------

    THIS OPTION AGREEMENT dated as of May 22, 1986, by and between BAYONNE INDUSTRIES, INC., a New Jersey corporation having its principal place of business at the Foot of East 22nd Street, Bayonne, New Jersey 07002 ("BI") and COGEN TECHNOLOGIES NJ, INC., a Delaware corporation having its principal place of business at 1416 Falling Creek Drive, Suite 212, Houston, Texas 77068 ("Cogen").

                                  BACKGROUND
                                  ----------

    Concurrently herewith, Cogen is acquiring the Steam Producing Facilities, together with certain other assets from BI and IMTT. BI and IMTT are unwilling to sell such assets to Cogen and Cogen is unwilling to purchase such assets from BI and IMTT unless Cogen and BI execute and deliver this Agreement granting to BI the option to reacquire the same from Cogen and granting to Cogen the option to sell the same to BI, all in accordance with the provisions contained herein.

    NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

                                   ARTICLE 1
                                   ---------
                                  DEFINITIONS
                                  -----------

     The following terms when used herein shall have the following meanings, unless a different meaning shall be expressly stated or apparent from the context:

     "Agreement" means this option agreement, including all exhibits and amendments thereto that may be made from time to time.

     "Affiliate" means a corporation or other entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another corporation or entity.

     "Annual Period" means any one of a succession of 12-month periods, the first of which shall begin on the Date of Initial Commercial Operation if such date is the first day of a calendar month, or otherwise on the first day of the month immediately following the month in which the Date of Initial Commercial Operation occurs.

     "Bayonne Facility" means the tank terminal facility located at Bayonne, New Jersey, and all appurtenant property owned or leased at that location by IMTT, BI, or any Affiliates thereof.

     "BI" means Bayonne Industries, Inc., a New Jersey corporation, having its principal place of business at the Foot of East 22nd Street, Bayonne, New Jersey 07002.

     "Boiler House" means the building located at the Bayonne Facility that houses the Steam Producing Facilities, except that interior portion of the building unrelated to the Steam Producing Facilities.

     "Cogen" means Cogen Technologies NJ, Inc., a Delaware corporation, having its principal place of business at 14614 Falling Creek Drive, Suite 212, Houston, Texas 77068.

     "Cogeneration Facility" means the waste heat boilers, gas and steam turbines, generators and all appurtenant structures, equipment, including Cogen's interconnection facilities, and real property interests owned or leased and operated by Cogen at the Bayonne Facility, for purposes of generating electricity, steam, or other forms of useful thermal output.

     "Date of Initial Commercial Operation" means 12:01 a.m. on the day that Cogen designates in writing as the initial date of commercial operation of the Cogeneration Facility.

     "Easement" means that certain easement of even date herewith from BI and IMTT to Cogen pursuant to which BI and IMTT grant to Cogen ingress and egress over the Bayonne Facility and the Boiler House, as more particularly described therein including all exhibits and amendments thereto that may be made from time to time, and any other easements, rights of way or licenses that may be granted to Cogen under the Ground Lease.

    "Financier" means any person lending money for the construction and operation of the Cogeneration Facility, any person providing funds for the refinancing or take-out of such loans and any nominee or designee of such person.

     "Governmental Authorization" means any governmental authorization, license, permit, or certificate that is necessary to Operate and Maintain the Steam Producing Facilities in compliance with all applicable federal, state and local laws.

     "Ground Lease" means that certain lease agreement of even date herewith among BI and IMTT, as lessor, and Cogen, as lessee, for certain property located in Bayonne, New Jersey, including all exhibits and amendments thereto as may be made from time to time.

     "IMTT" means IMTT-Bayonne, a Delaware partnership.

     "Note" means the promissory note of even date herewith of Cogen, payable to BI in the principal amount of $2,600,000.00.

     "Option" means either the option herein granted to B to acquire the Steam Producing Facilities or the option herein granted to Cogen to sell the Steam Producing Facilities, or both.

     "Option Commencement Date" means the date upon which either party to the Steam Sale Agreement has given the other party thereto notice pursuant to
Section 10.3 of that Agreement, of its intent not to renew or extend the Base Term or any Renewal Term of the Steam Sale Agreement.

     "Party" or "Parties" means the signatories to this Agreement and their permitted successors and assigns.

     "Purchase and Sale Agreement" means that certain agreement of even date herewith pursuant to which Cogen purchases and BI and IMTT sell the Steam Producing Facilities, together with certain other assets, including all exhibits and amendments thereto that may be made from time to time.

     "Rent Note" means that certain promissory note of even date herewith of Cogen, payable to BI in the principal amount of $600,000.00.

     "Security Agreement" means that certain security agreement of even date herewith between Cogen and BI, executed and delivered by Cogen as security for the payment of the Note, including all exhibits and amendments thereto that may be made from time to time.

     "SRI Lease" means that certain steam producing facilities lease agreement of even date herewith between Cogen, as lessor, and IMTT, as lessee, pursuant to which the Steam Producing Facilities will be leased to IMTT, including all exhibits and amendments thereto that may be made from time to time.

     "Steam Producing Facilities" means the existing boilers and appurtenant structures and equipment located inside the Boiler House, including all additions, replacements, improvements, substitutions, and increments thereto, more particularly described in Exhibit A appended hereto, but not including the

Boiler House, located at the Bayonne Facility and operated for the purpose of producing steam for industrial purposes at the Bayonne Facility.

     "Steam Sale Agreement" means that certain agreement between Cogen and IMTT dated June 13, 1985, for the Sale of Steam and Electricity from a Cogeneration Plant, including all exhibits and amendments thereto that may be made from time to time.

                                   ARTICLE 2
                                   ---------
                          OPTIONS TO PURCHASE AND SELL
                          ----------------------------

2.1 Option to Purchase.

    A. Grant of Option to Purchase; Consideration for Option. Cogen hereby irrevocably grants to BI the option to purchase the Steam Producing Facilities from Cogen, subject to the provisions hereof. In addition to the consideration hereinabove recited, BI is hereby delivering to Cogen a check payable to its order in the amount of $1,000.00, receipt of which is hereby acknowledged as consideration for the grant of the Option.

    B. Purchase Price of Steam Producing Facilities. The purchase price for the Steam Producing Facilities shall be an amount equal to the greater of

       (1) the fair market value of the Steam Producing Facilities

           (as hereinafter determined); or

       (2) $200,000.00, but in no event greater than the Deferred Amount, as such term is defined in the Note.

    C. Exercise of Option.

       (i) The Option shall be exercisable by BI no earlier than the Option Commencement Date and may be exercised by BI only during the forty-five (45) day period following the Option Commencement Date.

       (ii) Notwithstanding the foregoing, BI may exercise the option at any time (a) after the occurrence of an "Event of Default" by Cogen under the Security Agreement and for so long as such "Event of Default" is continuing and
(b) after a termination of the Steam Sale Agreement pursuant to Section 10.2 of that Agreement.

       (iii) in order to exercise the Option, BI shall give written notice thereof to Cogen.

    2.2 Option to Sell.

        A. Grant of Option to Sell; Consideration for Option. BI hereby irrevocably grants to Cogen the option to sell the Steam Producing Facilities to BI, subject to the provisions hereof. In addition to the consideration hereinabove recited, Cogen is hereby delivering to BI a check payable to its order in the amount of $1,000.00, receipt of which is hereby acknowledged as consideration for the grant of the option.

        B. Sale Price of Steam Producing Facilities. The sale price for the Steam Producing Facilities shall be an amount equal to the greater of

           (1) the fair market value of the Steam Producing Facilities (as hereinafter determined); or

           (2) $200,000.00, but in no event greater than the Deferred Amount, as such term is defined in the Note.

C.  Exercise of Option.
    -------------------

          (i) The option shall be exercisable by Cogen no earlier than the Option Commencement Date and may be exercised by Cogen only during the forty-five (45) day period following the Option Commencement Date.

          (ii) Notwithstanding the foregoing, Cogen may exercise the Option at any time after the occurrence of an "Event of Default" by IMTT under the Steam Sale Agreement or by BI or IMTT under the Ground Lease and for so long as such an Event of Default is continuing.

          (iii) In order to exercise the Option, Cogen shall give written notice thereof to BI.

     2.3 Closing of Sale. The closing of the sale of the Steam Producing Facilities shall take place on the effective date of the termination of the Steam Sale Agreement at 10:00 a.m. at the Bayonne Facility; provided, however, that if the Option has been exercised pursuant to Article 2.1C (ii) (a) or 2.2C(ii), the closing of the sale of the Steam Producing Facilities shall take place on the next business day following the service of notice of the exercise of the option at 10:00 a.m. at the Bayonne Facility. At the closing, Cogen shall deliver to BI a bill of sale, substantially in the form delivered to Cogen on the date hereof, and BI shall pay the purchase price by making a notation on the Note that the purchase price has been paid by applying the same first to the Deferred Principal Amount with any balance of the purchase price to the payment of Deferred Interest; provided, however, that if on the closing, the fair market value of the Steam Producing Facilities shall not have been determined as hereinafter provided, a notation shall be made on the Note that the Deferred Principal Amount has been paid and BI hereby agrees at the time the fair market value is determined to make an additional notation on the Note that a portion of the Deferred Interest has been paid if the fair market value shall be greater than $200,000.

     2.4 Title to Steam Producing Facilities; Condition Thereof. The Steam Producing Facilities shall be conveyed to BI on the closing date referred to in
Article 2.3, free and clear of all liens, security interests, claims and encumbrances, and in the same condition, ordinary wear and tear excepted, as the same shall exist on the Date of Initial Commercial operation.

     2.5 Assurances of Cogen. At such time as the Option is exercised, Cogen will perform any and all steps necessary to effectuate the transfer, issue or reissue to BI of all Govern mental Authorizations with regard to the Steam Producing Facilities so as to allow BI to Operate and Maintain the Steam Producing Facilities and/or to evidence its ownership interest therein and shall not take any act or omit to take any act the effect of which would be to limit BI's ability to effectuate such transfer, issue or reissue; provided however, that the failure of any such Governmental Authorization to be transferred, issued or reissued due to no fault of Cogen shall not give rise to any liability on the part of Cogen. In the event that any such Governmental Authorization shall fail to be transferred, issued or reissued, Cogen hereby appoints BI as its agent and attorney in fact to take all actions necessary effectuate such transfer, issue or reissue and prospectively ratifies and approves any actions taken pursuant to such authority.

     2.6 Determination of Fair Market Value.

         A. At the time when BI or Cogen exercises the option, it shall have an appraisal of the fair market value of the Steam Producing Facilities (the "Appraisal"), a copy thereof shall be delivered together with the notice of the exercise of the Option. The Party receiving the notice shall have a period of ten (10) business days to accept or reject the

Appraisal. Failure to reject the Appraisal within such ten (10) day period shall constitute acceptance thereof.

         B. If at the time of the giving of a notice of the exercise of the Option, an Appraisal is not available, BI and Cogen shall use their best efforts within ten (10) days after the giving thereof to agree upon a mutually acceptable appraiser. If they are unable to so agree, or if the Appraisal shall have been rejected as provided in Article 2.6A, BI and Cogen shall each select an appraiser and the two appraisers shall select a third appraiser, each of whom shall determine the fair market value of the Steam Producing Facilities. The fair market value for purposes of this Agreement shall be the average of the two appraisals closest in an amount to each other, and the amount thus determined shall be final and binding upon BI and Cogen.

                                   ARTICLE 3
                                   ---------
                      REPRESENTATIONS AND WARRANTIES OF BI
                      ------------------------------------

    BI hereby represents and warrants to Cogen as follows:

    3.1 Organization and Good Standing. BI is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey.

    3.2 Authority. The execution, delivery and performance of the BI Documents have been duly and validly authorized and approved by the board of directors and, to the extent necessary, the shareholders of BI. Each of the BI Documents, as defined in the Purchase and Sale Agreement, constitutes the valid and binding agreement of BI enforceable against it in accordance with their respective terms.

     3.3 No Violation of Other Agreements. The execution, delivery and performance of the BI Documents by BI will not conflict with or cause a breach of or default under any other agreement to which BI is a party or by which it or the Steam Producing Facilities may be bound.

                                   ARTICLE 4
                                   ---------
                    REPRESENTATIONS AND WARRANTIES OF COGEN
                    ---------------------------------------

     Cogen hereby represents and warrants to BI as follows:

     4.1 Organization and Good Standing. Cogen is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     4.2 Authority. The execution, delivery and performance of the Cogen Documents have been duly and validly authorized and approved by the board of directors and, to the extent necessary, the shareholders of Cogen. Each of the Cogen Documents, as defined in the Purchase and Sale Agreement, constitutes the valid and binding agreement of Cogen enforceable against it in accordance with its terms.

     4.3 No Violation of Other Agreements. The execution, delivery and performance by Cogen of the Cogen Documents will not conflict with or cause a breach of or default under any other agreement to which Cogen is a party or by which its properties may be bound.

                                   ARTICLE 5
                                   ---------
                             SUCCESSORS AND ASSIGNS
                             ----------------------

     5.1 This Agreement shall be binding upon and inure to the benefit of the Parties and any permitted assignees as provided herein.

     5.2 Except as is expressly set forth in this Agreement, neither the rights nor the obligations under this Agreement may be assigned, pledged, hypothecated or otherwise transferred.

     5.3 Cogen is expressly permitted to assign this Agreement as provided in this Article 5.3. Cogen may assign this Agreement to Cogen Technologies NJ Venture, provided that such assignment shall be of no force and effect unless and until Cogen Technologies NJ Venture shall have assumed in writing all of Cogen's obligations under the following instruments and notes, and shall have agreed in writing to cure any existing defaults and breaches hereunder and thereunder:

          (1) The Steam Sale Agreement

          (2) The Ground Lease

          (3) The Purchase and Sale Agreement

          (4) The SPF Lease

          (5) The Note

          (6) The Security Agreement

          (7) The Rent Note

Cogen may assign this Agreement to any Financier which shall be obligated hereunder only as provided in Articles 21.6 and 21.7 of the Ground Lease.

    5.4 BI is expressly permitted to assign this Agreement to any person or entity, provided that such assignment shall be of no force and effect unless and until such person or entity shall have assumed in writing all of BI's obligations under this Agreement and under the instruments referred to in
Article 5.3, with the exception of the Note and the Rent Note, and shall have agreed in writing to cure any defaults and breaches hereunder and thereunder.

    5.5 Notwithstanding any such assignment by BI or Cogen, the assignor shall remain fully liable for its obligations hereunder.

                                   ARTICLE 6
                                   ---------
                                 MISCELLANEOUS
                                 -------------

    6.1 Notice. All notices, including communications and statements which are required or permitted under the terms of this Agreement, shall be in writing, except as otherwise provided. Service of a notice may be accomplished by personal service, telegram or registered or certified mail. If a notice is sent by registered or certified mail, it shall be deemed served within three (3) days, excluding Saturdays, Sundays or legal Federal holidays, except as otherwise demonstrated by a signed receipt. If a notice is served by telegram, it shall be deemed served eighteen (18) hours after delivery to the telegram company. Notices may be sent to the Parties at the following addresses:

          (a) Cogen: Cogen Technologies NJ, Inc.
                     14614 Falling Creek Drive
                     Suite 212
                     Houston, Texas 77068
                     Attn:  Mr. Robert C. McNair,
                            President

                     With information copy to:

                     Cogen Technologies NJ, Inc.
                     Foot of East 22nd Street
                     Bayonne, New Jersey 07002
                     Attn: Plant Manager

          (b) BI:    Bayonne Industries, Inc.
                     Foot of East 22nd Street
                     Bayonne, New Jersey 07002
                     Attn: Glynn Esteves

                                or

                     International-Matex Tank
                      Terminals
                     9th Floor
                     321 St. Charles Avenue
                     New Orleans, Louisiana 70130
                     Attn: Mr. Thomas B. Coleman,
                           Partnership Manager

    6.2 Amendments. No amendment or modification of the terms of this Agreement shall be binding on either BI or Cogen unless reduced to writing and assigned by both Parties.

    6.3 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

    6.4 Other Agreements. This Agreement supersedes any and all oral or written agreements and understandings heretofore made relating to the subject matters herein, and together with the BI Documents and the Cogen Documents constitutes the entire agreement and understanding of the Parties relating to the subject matters herein.

    6.5 Captions. All indices, titles, subject headings, section titles and similar items are provided for the purpose of reference and convenience and are not intended to be inclusive, definitive or to affect the meaning, content or scope of this Agreement.

    IN WITNESS WHEREOF, the Parties have entered into this Agreement to be signed in quadruplicate original as of the date first written above.

[SEAL]

ATTEST:                               BAYONNE INDUSTRIES, INC.

/s/ BERTRAND F. ARTIGUES              By: /s/ RICHARD B. JURISICH
----------------------------          ------------------------------
Bertrand F. Artigues,                 Richard B. Jurisich,
Assistant Secretary                   Executive Vice President/
                                       Secretary
[SEAL]

ATTEST:                               COGEN TECHNOLOGIES NJ, INC.

/s/ JOHN B. WING                      By: /s/ ROBERT C. MCNAIR
----------------------------          ------------------------------
John B. Wing,                         Robert C. McNair,
Assistant Secretary                   President